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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                            -------------------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                            -------------------------

                          DATE OF REPORT: May 17, 2000
                        (Date of earliest event reported)


                           PHOTOGEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



           NEVADA                        0-23553                  36-4010347
  (State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                           Identification No.)



          7327 OAK RIDGE HIGHWAY, SUITE B
          KNOXVILLE, TENNESSEE                               37931
         (Address of principal executive offices)          (Zip Code)

                                   (865) 769-4011
               (Registrant's telephone number including area code)




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ITEM 5.           OTHER EVENTS.

                  Photogen Technologies, Inc. (the "Company") announced the results of its annual meeting of shareholders held on May 17, 2000 and the annual meeting of its Board of Directors immediately following the shareholders' meeting.

                  At the annual meeting of shareholders, the shareholders took the following actions:

                  - Approved an amendment to the Company's Articles of Incorporation to increase the size of the Board of Directors to seven and to permit vacancies in the Board between regular elections to be filled in the manner provided in the Bylaws;
                  -        Elected Theodore Tannebaum, Eugene Golub, Lester H.
                           McKeever, Jr., Eric A. Wachter and Robert J.
                           Weinstein, M.D. as directors;
                  - Approved the Company's 2000 Long Term Incentive Compensation Plan covering 2,000,000 shares of common stock for awards of options or restricted stock; and
                  - Ratified the engagement of BDO Seidman, LLP as the Company's independent certified public accountants for 2000.

                  As a result of these shareholder actions, a number of amendments to the Company's Bylaws became effective. These Bylaw amendments permit the Board to appoint directors to fill vacancies between regular elections and change the requirement that certain matters be approved by all of the directors to a requirement that five of seven of the directors approve certain matters.

                  At the Board meeting immediately following the shareholders' meeting, the directors took a number of actions, including:

                  - Employing Taffy J. Williams, Ph.D. as the Company's President and Chief Executive Officer;
                  -        Electing Dr. Williams as a director;
                  - Approving the Company's Senior Executive Long Term Incentive Compensation Plan (the Company expects to obtain shareholder approval of this plan in the near future);
                  - Granting Dr. Williams options to acquire 3,000,000 shares of common stock pursuant to the Senior Executive Long Term Incentive Compensation Plan;
                  - Electing Aidan King as a director (Mr. King replaces Vince Fabiano as Elan International Services, Ltd.'s designee to the Company's Board. Mr. Fabiano withdrew his name from consideration prior to the annual meeting.); and


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                  -        Approving an Indemnity Agreement to be entered into
                           with directors.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      The following exhibits are filed with this report:

3.1               Restated Articles of Incorporation of Photogen Technologies,
                  Inc.

3.2 Bylaws of Photogen Technologies, Inc. (Amended and Restated as of May 17, 2000).

3.3               Bylaws of Photogen, Inc. (Amended and Restated as of May 17,
                  2000).

10.1              2000 Long Term Incentive Compensation Plan.

10.2              Senior Executive Long Term Incentive Compensation Plan.

10.3 Employment Agreement effective as of May 17, 2000 by and between the Company and Taffy J. Williams, Ph.D.

10.4 Incentive Stock Option Award Agreement effective as of May 17, 2000 by and between the Company and Taffy J. Williams, Ph.D.

10.5 Form of Indemnification Agreement to be entered into by and between the Company and each director of the Company.

99 Press release of the Company, dated May 18, 2000, announcing that it has named Taffy J. Williams, Ph.D., President and CEO.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Photogen Technologies, Inc.



                                             By:   /s/ Taffy J. Williams
                                                   -----------------------------
                                                   Taffy J. Williams, President
Date:     May 18, 2000


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                                  EXHIBIT INDEX

Exhibit           Description
No.

3.1               Restated Articles of Incorporation of Photogen Technologies,
                  Inc.

3.2 Bylaws of Photogen Technologies, Inc. (Amended and Restated as of May 17, 2000).

3.3               Bylaws of Photogen, Inc. (Amended and Restated as of May 17,
                  2000).

10.1              2000 Long Term Incentive Compensation Plan.

10.2              Senior Executive Long Term Incentive Compensation Plan.

10.3 Employment Agreement effective as of May 17, 2000 by and between the Company and Taffy J. Williams, Ph.D.

10.4 Incentive Stock Option Award Agreement effective as of May 17, 2000 by and between the Company and Taffy J. Williams, Ph.D.

10.5 Form of Indemnification Agreement to be entered into by and between the Company and each director of the Company.

99 Press release of the Company, dated May 18, 2000, announcing that it has named Taffy J. Williams, Ph.D., President and CEO.


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